                                                                     EXHIBIT 4.2

       Joint Officers' Certificate of Thermo Instrument Systems Inc. and
              Thermo Electron Corporation Pursuant to Section 301
                       of the Indenture Identified Below



     The undersigned, Melissa F. Riordan and Sandra Lambert, as the Treasurer and Corporate Secretary, respectively, of Thermo Instrument Systems Inc. (the "Company"), acting pursuant to authorizations contained in resolutions, copies of which are delivered herewith, duly adopted on July 17, 1997 and January 13, 1998 by the Board of Directors of the Company and on January 15, 1998 by the Pricing Committee thereof, and the undersigned, Melissa F. Riordan and Sandra Lambert, as the Treasurer and the Corporate Secretary, respectively, of Thermo Electron Corporation ("Thermo Electron" or the "Guarantor"), acting pursuant to authorizations contained in resolutions, copies of which are delivered herewith, duly adopted on July 17, 1997 and January 13, 1998 by the Board of Directors of the Guarantor, do hereby authorize, adopt and approve the following terms for a series (the "Series") of the Company's debt securities (the "Securities") to be issued under a Subordinated Indenture dated as of January 15, 1998 (the "Indenture"), from the Company, as issuer, and Thermo Electron, as guarantor, to Bankers Trust Company, as Trustee, pursuant to the Registration Statement on Form S-3 (Nos. 333-32031 and 333-32031-01) under the Securities Act of 1933, as amended. Terms used herein without definition shall have the meanings ascribed to such terms in the Indenture. Article and Section references are to the Indenture.



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
Section    The title or designation of the                 4% Convertible Subordinated Debentures due
301 (1)    Securities and the series in which the        2005 (the "Debentures").
           Securities shall be included:
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



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
Section    Any limit upon the aggregate principal      $250,000,000 aggregate principal amount
301 (2)    amount of the Securities of such title or
           designation or the Securities of such
           series which may be authenticated and
           delivered under the Indenture (except for
           Securities authenticated and delivered
           upon registration or transfer of, or in
           exchange for, or in lieu of, other
           Securities of such series pursuant to
           Section 304, 305, 306, 905 or 1107 of the
           Indenture, upon repayment in part of any
           Security of such series pursuant to
           Article Fifteen, or upon surrender in
           part of any Security for conversion or
           exchange into other securities pursuant
           to its terms, or pursuant to the terms of
           such Securities):
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Section    If the Securities are to be issuable as     The Debentures are to be issued as both
301 (3)    Registered Securities, as Bearer            Registered Debentures and as Bearer Debentures.
           Securities or alternatively as Bearer
           Securities and Registered Securities, and   Bearer Debentures are to be issued with Coupons
           whether the Bearer Securities are to be     attached (except for the temporary global Bearer
           issuable with Coupons, without Coupons or   Debenture).  (Section 201)
           both, and any restrictions applicable to
           the offer, sale or delivery of the Bearer   Restrictions on the offer, sale and delivery of
           Securities and the terms, if any, upon      Bearer Debentures are as set forth in the
           which Bearer Securities may be exchanged    Indenture.  (Section 304)
           for Registered Securities and vice versa:
                                                       Bearer Debentures may be exchanged for
                                                       Registered Debentures as set forth in the
                                                       Indenture. (Section 305)

                                                       Registered Debentures may not be exchanged for
                                                       Bearer Debentures. (Section 305)
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



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
Section    If any of the Securities are to be          Registered Debentures are to be issued solely in
301 (4)    issuable in global form, when any of such   permanent global form (except as otherwise
           Securities are to be issuable in global     specified in Section 305).  The Depository for
           form and (i) whether such Securities are    the Registered Debentures is the Depository
           to be issued in temporary or permanent      Trust Company. Registered Debentures shall be
           global form or both, (ii) the extent to     registered in the name of the Depository or its
           which, or the manner in which, any          nominee (except as otherwise specified in
           interest payment or Additional Amounts on   Section 305). Beneficial owners of interests in
           a global Security on an Interest Payment    the permanent global Registered Debenture may
           Date will be paid and the manner in which   not exchange such interest for Debentures,
           any principal of or premium, if any, on     except as specified in Section 305. The original
           any global Security will be paid, (iii)     issuance date for the Debentures is January 21,
           whether beneficial owners of interests in   1998.
           any such global Security may exchange
           such interests for Securities of the same   Bearer Debentures shall be initially issued  in
           series and of like tenor and of any         temporary global form, to be delivered to and
           authorized form and denomination, and the   held by Bankers Trust Company, London office, as
           circumstances under which any such          the Common Depository.  On and after the
           exchanges may occur, if other than in the   Exchange Date, which is the date 40 days after
           manner specified in Section 305 of the      the first closing date relating to the sale
           Indenture, (iv) the name of the             of the Debentures, the temporary global Bearer
           Depository or the U.S. Depository, as the   Debenture shall be exchangeable for Definitive
           case may be, with respect to any global     Debentures as provided in the Indenture. Other
           Security, (v) the name of the Common        exchanges shall be as set forth in the Indenture.
           Depository, if applicable, and (vi) the
           Exchange Date, if applicable:

                                                       Payments of interest and Additional Amounts, if
                                                       any, on an Interest Payment Date and payments of
                                                       principal and premium, if any, shall be made to
                                                       the registered holder of a global Debenture as
                                                       provided in the Indenture.  In the case of a
                                                       temporary global Bearer Debenture, no interest
                                                       payments or other payments thereon will be made
                                                       until such temporary global Bearer Debenture is
                                                       exchanged for definitive Debentures as provided
                                                       in the Indenture.

--------------------------------------------------------------------------------------------------------
Section    If any of the Securities are to be          Bearer Debentures and Registered Debentures in
301 (5)    issuable as Bearer Securities or in         global form shall be dated the date of original
           global form, the date as of which any       issuance of the Debentures.  All other
           such Bearer Security or global Security     Debentures shall be dated the date of their
           shall be dated (if other than the date of   authentication.
           original issuance of the first of such
           Securities to be issued):
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



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
Section    If any of the Securities are to be          Not applicable.
301 (6)    issuable as Bearer Securities, whether
           interest in respect of any portion of a
           temporary Bearer Security in global form
           payable in respect of an Interest Payment
           Date therefor prior to the Exchange Date,
           shall be paid to any clearing
           organization with respect to the portion
           of such temporary Bearer Security held
           for its account and, in such event, the
           terms and conditions (including any
           certification requirements) upon which
           any such interest payment received by a
           clearing organization will be credited to
           the Persons entitled to interest payable
           on such Interest Payment Date, if other
           than as provided in Section 304 of the
           Indenture:
--------------------------------------------------------------------------------------------------------
Section    The date or dates, or the method or         The Stated Maturity of the principal of the
301 (7)    methods, if any, by which the date or       Debentures is January 15, 2005.
           dates shall be determined on which the
           principal of the Securities is payable:
--------------------------------------------------------------------------------------------------------
Section    The rate or rates at which the Securities   The Debentures shall bear interest at the per
301 (8)    shall bear interest, if any, or the         annum rate of 4%. Interest shall accrue from
           method or methods, if any, by which such    the date of original issuance of the Debentures.
           rate or rates are to be determined; the     The Interest Payment Dates for the Debentures
           date or dates, if any, from which such      shall be January 15 and July 15 in each year,
           interest shall accrue or the method or      commencing July 15, 1998. The Regular Record Dates
           methods, if any, by which such date or      for the interest payable on such Interest
           dates are to be determined; the Interest    Payment Dates are January 1 and July 1,
           Payment Dates, if any, on which such        respectively.  Additional Amounts shall be
           interest shall be payable and the Regular   payable on the Debentures as set forth in the
           Record Date, if any, for the interest       Indenture.
           payable on Registered Securities on any
           Interest Payment Date; whether and under
           what circumstances Additional Amounts on
           such Securities or any of them shall be
           payable; the notice, if any, to Holders
           regarding the determination of interest
           on a floating rate Security and the
           manner of giving such notice, and the
           basis upon which interest shall be
           calculated if other than that of a
           360-day year of twelve 30-day months:
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


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
Section    If in addition to or other than the         The Borough of Manhattan, The City of New York,
301 (9)    Borough of Manhattan, The City of New       in the case of Registered Debentures, and
           York (or, in the case of Bearer             London, England and Luxembourg, in the case of
           Securities, except as otherwise provided    Bearer Debentures, shall be the places where
           in the Indenture, London, England), the     principal of, any premium and interest on or any
           place or places where the principal of,     Additional Amounts with respect to such
           any premium and interest on or any          Debentures shall be payable, any of such
           Additional Amounts with respect to such     Debentures may be surrendered for registration
           Securities shall be payable, any of such    of transfer and exchange, any of such Debentures
           Securities may be surrendered for           may be surrendered for transfer, exchange or
           registration of transfer and exchange,      conversion in the circumstances described herein
           any of such Securities may be surrendered   and in the Indenture, and notices or demands to
           for transfer, exchange or conversion in     or upon the Company or the Guarantor in respect
           the circumstances described  herein and     of such Debentures and the Indenture may be
           in the Indenture, and notices or demands    served.
           to or upon the Company or the Guarantor
           in respect of such Securities and the
           Indenture may be served:                    Principal, premium (if any), interest payments
                                                       and Additional Amounts with respect to a global
                                                       Debenture will be paid in the manner set forth
                                                       in the Indenture.
--------------------------------------------------------------------------------------------------------
Section    Whether any of the Securities are to be     The Debentures may be redeemed, at the option of
301 (10)   redeemable at the option of the Company     the Company, in whole or in part at any time on
           and, if so, the date or dates on which,     or after January 15, 2001, on the Redemption Date,
           the period or periods within which, the     upon notice as described in the Indenture, at
           price or prices at which and the other      the Redemption Price; provided, however, that
           terms and conditions upon which the         the Debentures may also be so redeemed on or
           Securities may be redeemed, in whole or     before January 15, 2001, on the Redemption Date,
           in part, at the option of the Company       in the event of certain changes in United States
           and, if other than by a Company Board       taxation as set forth in the Indenture.
           Resolution, the manner in which any
           election by the Company to redeem the       The Redemption Price shall be equal to 100% of
           Securities shall be evidenced:              the principal amount of the Debentures, together
                                                       with accrued interest to the date fixed for
                                                       redemption, and any Additional Amounts then
                                                       payable. (Section 1102)

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


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
Section    If the Company is obligated to redeem or    The Debentures are subject to repayment at the
301 (11)   purchase any of the Securities pursuant     option of the Holder on the Repayment Date at
           to any sinking fund or analogous            the Repayment Price upon the occurrence of a
           provision or at the option of any Holder    Repayment Event. (Section 1502)
           thereof and, if so, the date or dates on
           which, the period or periods within         The Repayment Notice shall be given as set forth
           which, the price or prices at which and     in the Indenture.  (Section 1503)
           the other terms and conditions upon which
           the Securities shall be redeemed or         Once a Holder of a Debenture shall deliver a
           purchased, in whole or in part, pursuant    Debenture with the Option to Elect Repayment
           to such obligation, and any provisions      duly completed and executed, such election to be
           for the remarketing of the Securities so    repaid shall be irrevocable.  (Section 1504)
           redeemed or purchased:
                                                       The terms Repayment Date, Repayment Price and
                                                       Repayment Event shall have the meanings set
                                                       forth in the Indenture. (Section 1502)
--------------------------------------------------------------------------------------------------------
Section    The denominations in which any of the       None, except that the global Registered
301 (12)   Securities that are Registered Securities   Debenture held by the Depository and the
           shall be issuable if other than             temporary global Bearer Debenture held by the
           denominations of $1,000 and any integral    Common Depository (or by a custodian or
           multiple thereof, and the denominations     depository therefor) shall be in such principal
           in which any of the Securities that are     amount as the officer(s) manually executing the
           Bearer Securities shall be issuable if      same shall approve, their manual execution
           other than the denominations of $1,000      thereof to be conclusive evidence of such
           and $10,000:                                approval.
--------------------------------------------------------------------------------------------------------
Section    If other than the principal amount          Not applicable.
301 (13)   thereof, the portion of the principal
           amount of any of the Securities that
           shall be payable upon declaration of
           acceleration of the Maturity thereof
           pursuant to Section 502 of the Indenture
           or the method by which such portion is to
           be determined:
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


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
Section    If the amount of payments of principal      Not applicable.
301 (14)   of, any premium or interest on or any
           Additional Amounts with respect to the
           Securities may be determined with
           reference to an index, indices, formula
           or other method or methods (which index,
           indices, formula or method or methods may
           be based, without limitation, on one or
           more currencies, commodities, equity
           indices or other indices), and, if so,
           the terms and conditions upon which and
           the manner in which such amounts shall be
           determined and paid or payable:
--------------------------------------------------------------------------------------------------------
Section    Any deletions from, modifications of or     Not applicable.
301 (15)   additions to the Events of Default or
           covenants of the Company with respect to
           any of the Securities, whether or not
           such Events of Default or covenants are
           consistent with the Events of Default or
           covenants set forth in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    If either or both of Section 402(2)         Not applicable.
301 (16)   relating to defeasance or Section 402(3)
           relating to covenant defeasance, as set
           forth in the Indenture, shall be
           applicable to the Securities, or any
           covenants in addition to those specified
           in Section 402(3) of the Indenture
           relating to the Securities which shall be
           subject to covenant defeasance, and any
           deletions from, or modifications or
           additions to, the provisions of Article
           Four of the Indenture in respect of the
           Securities shall apply:
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


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
Section    The terms, if any, on which the             The Debentures shall be convertible into shares
301 (17)   Securities may be converted into or         of Common Stock of the Company from the date of
           exchanged for other securities of the       the issuance thereof (except that the temporary
           Company:                                    global Bearer Debenture shall not be so
                                                       convertible) as provided in the Indenture, at an
                                                       initial Conversion Price (subject to adjustment
                                                       as provided in the Indenture) of $35.65 per
                                                       share.

                                                       The Company may not substitute cash or other
                                                       securities in lieu of the Common Stock to be
                                                       delivered upon conversion of the Debentures.
--------------------------------------------------------------------------------------------------------
Section    If any of the Securities are to be          As set forth or provided in the Indenture.
301 (18)   issuable in global form and are to be
           issuable in definitive form (whether upon
           original issue or upon exchange of a
           temporary Security) only upon receipt of
           certain certificates or other documents
           or satisfaction of other conditions, then
           the form and terms of such certificates,
           documents or conditions:
--------------------------------------------------------------------------------------------------------
Section    If there is more than one Trustee, the      The Trustee is:
301 (19)   identity of the Trustee and, if not the
           Trustee, the identity of each Security      Bankers Trust Company
           Registrar, Paying Agent, Conversion Agent   Four Albany Street
           or Authenticating Agent with respect to     4th Floor
           such Securities:                            New York, NY  10006

                                                       The Trustee shall initially be the Security
                                                       Registrar, one of the Authenticating Agents, the
                                                       Conversion Agent and the Paying Agent with
                                                       respect to the Debentures.
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


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
Section    The subordination provisions with respect   The Debentures shall rank pari passu with the
301 (20)   to the Securities and Guarantees if other   following outstanding obligations of the
           than as set forth in Article Seventeen or   Company:  none.
           Eighteen, respectively, of the Indenture:
                                                       The obligations represented by the Guarantees
                                                       shall rank pari passu with the following
                                                       outstanding obligations of the Guarantor: (i)
                                                       obligations with respect to its 4 1/4%
                                                       Convertible Subordinated Debentures due 2003,
                                                       (ii) subordinated guarantee of the 4 5/8%
                                                       Convertible Subordinated Debentures due 2003
                                                       issued by Thermo TerraTech Inc., the 3 3/4%
                                                       Convertible Subordinated Debentures due 2000
                                                       issued by Thermo Voltek Corp., the 4 7/8%
                                                       Convertible Subordinated Debentures due 2000
                                                       issued by Thermo Remediation Inc., the 5%
                                                       Convertible Subordinated Debentures due 2000
                                                       issued by ThermoQuest Corporation, the 5%
                                                       Convertible Subordinated Debentures due 2000
                                                       issued by Thermo Optek Corporation, the
                                                       Non-Interest Bearing Convertible Subordinated
                                                       Debentures due 2001 and the 4 7/8% Convertible
                                                       Subordinated Debentures due 2004 issued by
                                                       Thermo Ecotek Corporation, the Non-Interest
                                                       Bearing Convertible Subordinated Debentures due
                                                       2003 issued by Thermedics Inc., the 4 3/4%
                                                       Convertible Subordinated Debentures due 2004
                                                       issued by Thermo Cardiosystems Inc., the 4 1/2%
                                                       Convertible Subordinated Debentures due 2004
                                                       issued by Thermo Fibertek Inc., the 4 3/8%
                                                       Convertible Subordinated Debentures due 2004
                                                       issued by ThermoLase Corporation and the 3 1/4%
                                                       Convertible Subordinated Debentures due 2007
                                                       issued by ThermoTrex Corporation, and (iii)
                                                       obligations with respect to its subordinated
                                                       guarantee of the obligations to redeem the
                                                       common stock of ThermoLyte Corporation, Thermo
                                                       Fibergen Inc. and ThermoLase Corporation.

                                                       In addition to the Senior Indebtedness set forth
                                                       or described in the Indenture, Senior
                                                       Indebtedness shall include, without limitation,
                                                       the indebtedness represented by the following
                                                       outstanding obligations of the Company: none.

                                                       In addition to the Senior Guarantor Indebtedness
                                                       set forth or described in the Indenture, Senior
                                                       Guarantor Indebtedness shall include, without
                                                       limitation, the indebtedness represented by the
                                                       following outstanding obligations of the
                                                       Guarantor:  none.
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


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
Section    Any other terms of the Securities and any   The form of the definitive Registered Debentures
301 (21)   deletions from or modifications or          is attached to this Certificate as Exhibit A.
           additions to the Indenture in respect of    The form of the Registered Debentures in global
           the Securities (which terms shall not be    form is attached to this Certificate as Exhibit
           inconsistent with the provisions of the     B.  The forms of the definitive Bearer
           Indenture, except as permitted by Section   Debentures and Coupons are attached to this
           901 thereof):                               Certificate as Exhibit C.  The form of the
                                                       temporary Bearer Debenture in global form is
                                                       attached to this Certificate as Exhibit D.
--------------------------------------------------------------------------------------------------------
Section    Definition of Business Day, if other than   Not applicable.
101        as set forth in the Indenture:
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Section    Definition of United States, if other       Not applicable.
101        than as set forth in the Indenture:
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Section    The extent to which an Indexed Security     Not applicable.
101        is deemed Outstanding, if other than as
           set forth in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    Whether an Opinion of Counsel may not be    Not applicable.
101        given by an employee of the Company or
           Guarantor:

--------------------------------------------------------------------------------------------------------
Section    Whether actions by Holders may not be       Not applicable.
104        taken by proxy:
--------------------------------------------------------------------------------------------------------
Section    Whether notice of any event given to        Not applicable.
106        Holders shall be in a manner different
           than as set forth in the Indenture:

--------------------------------------------------------------------------------------------------------
Section    Payment or conversion on a day other than   Not applicable.
114        a Business Day, if other than as set
           forth in the Indenture:
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


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
Section    Whether the Securities are issued with or   The Debentures are guaranteed on a subordinated
202        without Guarantees:                         basis by Thermo Electron, as provided in the
                                                       Indenture.
--------------------------------------------------------------------------------------------------------
Section    Whether the Securities initially shall be   Not applicable.
204        issued in other than global form:

--------------------------------------------------------------------------------------------------------
Section    Whether payment of principal of, any        Not applicable.
204        premium and (except for temporary global
           Bearer Securities) interest on, and any
           Additional Amounts in respect of, any
           temporary or permanent global Security
           shall be made to a Person or Persons
           other than the Person or Persons
           specified therein:

--------------------------------------------------------------------------------------------------------
Section    The Persons whom the Trustee or any agent   Notwithstanding the provisions of Section 308
204        of the Company or the Trustee shall treat   and except as provided in the penultimate
           as the Holder of the principal amount of    paragraph of Section 204, the Company, the
           the temporary global Bearer Security:       Trustee or any agent of the Company and the
                                                       Trustee shall treat the Common Depository as the
                                                       Holder of the principal amount of the temporary
                                                       global Bearer Security.

--------------------------------------------------------------------------------------------------------
Section    Whether temporary Securities (other than    The temporary Debentures, until so exchanged for
304(b)     temporary global Bearer Securities),        Definitive Debentures of such series, will be
           until exchanged for Definitive Securities   entitled to the same benefits under the
           of such series, will be entitled to the     Indenture as Definitive Debentures of such
           same benefits under the Indenture as        series.
           Definitive Securities of such series:
--------------------------------------------------------------------------------------------------------
Section    Whether temporary global Bearer             Temporary global Bearer Debentures shall in all
304(c)     Securities shall have the same rights and   respects be entitled to the same rights and
           benefits as definitive Bearer Securities:   benefits as definitive Bearer Debentures, except
                                                       that Euroclear, Cedel or the beneficial owner,
                                                       as applicable, must exchange the temporary
                                                       global Bearer Debenture for definitive
                                                       Debentures before interest payments or other
                                                       payments thereon are collected or conversion
                                                       rights exercised.
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


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
Section    The terms on which a permanent global       Not applicable.
305        Registered Security shall be exchangeable
           for definitive Securities, if other than
           as set forth in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    The terms under which holders of            Not applicable.
305        definitive Registered Securities and
           Bearer Securities may exchange such
           interest for securities in global form,
           if other than as set forth in the
           Indenture:
--------------------------------------------------------------------------------------------------------
Section    The terms on which interest on Bearer       Not applicable.
306        Securities shall be paid without
           presentation and surrender of the
           applicable Coupon, if other than as set
           forth in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    The person or persons to receive payments   Not applicable.
307(a)     with respect to Registered Securities, if
           other than the registered holder
           (including DTC) thereof on the Regular
           Record Date:
--------------------------------------------------------------------------------------------------------
Section    Manner in which payments of interest        Not applicable.
307(a)     shall be made if other than as set forth
           in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    The terms on which a Bearer Security may    Not applicable.
307(a)     be exchanged for a Registered Security
           after a Regular Record Date and before an
           Interest Payment Date, if other than as
           set forth in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    Circumstances under which payments on a     Not applicable.
307(a),    Bearer Security may be paid in the United
1002       States, if other than as set forth in the
           Indenture:
--------------------------------------------------------------------------------------------------------
Section    Method of paying interest, by check or      Not applicable.
307(a)     wire transfer or both, if other than as
           set forth in the Indenture:
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


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
Section    The terms on which Defaulted Interest       Not applicable.
307(b)     shall be paid with respect to Registered
           Securities, if other than as set forth in
           the Indenture:
--------------------------------------------------------------------------------------------------------
Section    Whether Securities or Coupons shall be      Not applicable.
309        authenticated in lieu of or in exchange
           for any Securities or Coupons canceled as
           provided in Section 309 of the Indenture,
           except as expressly permitted by or
           pursuant to the Indenture:
--------------------------------------------------------------------------------------------------------
Section    Qualifications for an Authenticating        Not applicable.
612        Agent, if other than as set forth in the
           Indenture:
--------------------------------------------------------------------------------------------------------
Section    Dates upon which the Company and the        Not applicable.
701(1)     Guarantor will furnish names and
           addresses of Holders, if other than as
           set forth in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    Whether the Company shall be required to    The Company shall not be required to deposit
1105       deposit with the Trustee the accrued        with the Trustee the accrued interest on and any
           interest on and any Additional Amounts      Additional Amounts with respect to Debentures
           with respect to Securities being redeemed   being redeemed if the Redemption Date shall be
           if the Redemption Date shall be an          an Interest Payment Date.
           Interest Payment Date:
--------------------------------------------------------------------------------------------------------
Section    Whether installments of interest on         Not applicable.
1106       Bearer Securities whose Stated Maturity
           is on or prior to the Redemption Date
           shall be payable other than upon the
           presentation and surrender of the Coupons
           for such interest:
--------------------------------------------------------------------------------------------------------
Section    Whether installments of interest on         Not applicable.
1106       Registered Securities whose Stated
           Maturity is on or prior to the Redemption
           Date shall be payable to the Holders of
           such Securities registered as such at the
           close of business on the Regular Record
           Date:
--------------------------------------------------------------------------------------------------------


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
           Issue price to public of Securities of      One hundred percent (100%) of the principal
           the Series:                                 amount of the Debentures.
--------------------------------------------------------------------------------------------------------
           Underwriters' commission or discount as a   2 1/4 percent (2 1/4%)
           percentage of the principal amount of
           Securities of the Series to be issued:

--------------------------------------------------------------------------------------------------------



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have executed this Certificate on behalf of the Company and Thermo Electron.

                              THERMO INSTRUMENT SYSTEMS INC.


                              By: /s/ Melissa F. Riordan
                                 _______________________________________
                                  Name:  Melissa F. Riordan
                                  Title  Treasurer


                              By: /s/ Sandra Lambert
                                 _______________________________________
                                  Name:   Sandra Lambert
                                  Title:  Corporate Secretary


                              THERMO ELECTRON CORPORATION


                              By: /s/ Melissa F. Riordan
                                 _______________________________________
                                  Name:   Melissa F. Riordan
                                  Title:  Treasurer


                              By: /s/ Sandra Lambert
                                 _______________________________________
                                  Name:  Sandra Lambert
                                  Title: Corporate Secretary

Dated as of January 15, 1998

                                                                     EXHIBIT A



                    (FORM OF FACE OF REGISTERED SECURITIES)

                        THERMO INSTRUMENT SYSTEMS INC.
                    (Incorporated in the State of Delaware)


                     4% CONVERTIBLE SUBORDINATED DEBENTURE
                             DUE JANUARY 15, 2005
                     GUARANTEED ON A SUBORDINATED BASIS BY
                          THERMO ELECTRON CORPORATION
                    (Incorporated in the State of Delaware)

No. R-
      __________

Cusip: 883559AE6
      __________

         Thermo Instrument Systems Inc., a Delaware corporation (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____________________ or registered assigns the principal sum of _______ Dollars plus any premium, if any, on January 15, 2005 (the "Stated Maturity") upon the presentation and surrender hereof or, at the option of the Company, in whole or in part at any time on or after January 15, 2001, upon notice as described in the Indenture and to pay interest thereon from January 21, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing July 15, 1998, at the rate of 4% per annum, and Additional Amounts, if any, until the principal hereof is paid or duly provided for. The interest and Additional Amounts, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date at the Office or Agency of the Company maintained for such purpose; provided, however, that such interest may be paid, at the Company's option, by mailing a check to such Holder at its registered address or by transfer of funds to an account maintained by such Holder within the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All payments hereunder shall be made in United States Dollars.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

Dated:  January __, 1998                      THERMO INSTRUMENT SYSTEMS
                                              INC.

                                              By:_______________________
Attest:                                          [Name]
                                                 [Title]
_____________________________
Secretary

[SEAL]




                         CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                              BANKERS TRUST COMPANY,
                                              as Trustee


                                              By:
                                                 ____________________________
                                                 Authorized Officer

                  (FORM OF REVERSE OF REGISTERED SECURITIES)

                        THERMO INSTRUMENT SYSTEMS INC.

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the "Indenture") by the Company, as issuer, and Thermo Electron Corporation, as guarantor (herein called the "Guarantor," which term includes any successor corporation under the Indenture), to Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and any Coupons appertaining thereto, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof and the aggregate principal amount of the Securities to be issued under such series is limited to $250,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). The Guarantor has unconditionally guaranteed on a subordinated basis the payment of principal, premium, if any, and interest on the Securities. The Holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the office of the Paying Agents appointed by the Company. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Securities are issuable as bearer securities (the "Bearer Securities"), with interest Coupons attached, in the denominations of U.S. $1,000 and U.S. $10,000, and as registered securities (the "Registered Securities"), without Coupons, in denominations of U.S. $1,000 and integral multiples thereof, except as otherwise provided in or pursuant to the Indenture. The Registered Securities, and transfers thereof, shall be registered as provided in the Indenture. The holder of any Bearer Security or any Coupon appertaining thereto and the registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security or Coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon. Bearer Securities may be exchanged for Registered Securities as set forth in the Indenture. Registered Securities may not be exchanged for Bearer Securities.

         The Securities are general, unsecured obligations of the Company, subordinated in right of payment to the prior payment in full of all existing and future Senior Indebtedness of the Company to the extent set forth in Article Seventeen of the Indenture. There are no restrictions herein on other indebtedness or securities which may be incurred or issued by the Company or the Guarantor.

         Additional Amounts shall be payable on the Securities as set forth in the Indenture.

         If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         Subject to the terms of the Indenture, the Securities are convertible at any time prior to Maturity at an initial Conversion Price of $35.65 per share, subject to adjustment as provided in the Indenture. Accrued interest from the immediately preceding Interest Payment Date until the Conversion Date will be paid within five Business Days after the Conversion Date. In case this Security, or a portion thereof, is called for redemption, or is delivered for repayment, the conversion right in respect of this Security or a portion thereof so called and delivered shall expire on the close of business on the fifth Business Day preceding the Redemption Date or the second Business Day preceding a repayment on the Repayment Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repayment, as the case may be. To convert this Security, the Holder must surrender this Security, duly endorsed or assigned to the Company, at any applicable Place of Conversion, accompanied by a duly signed conversion notice. Bearer Securities surrendered for conversion must be surrendered together with all Coupons appertaining thereto that mature after the Conversion Date, except as otherwise provided in the Indenture.

         The Securities are subject to redemption at any time on or after January 15, 2001, as a whole or in part, at the option of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date as provided in the Indenture. Notice of redemption will be given to Holders of Securities, not less than 20 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture. Subject to the terms of the Indenture, if as a result of a Tax Law Change the Company has or will become obligated to pay to the Holder of any Tax Affected Security Additional Amounts, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date therefor, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable.

         Subject to the terms of the Indenture, the Securities are subject to repayment at the option of the Holder thereof, in whole or in part, on the Repayment Date, if the Common Stock (or other equity securities into which this Security is then convertible) is neither listed for trading on a United States national securities exchange, the Nasdaq National Market nor approved for trading on an established automated over-the-counter trading market in the United States. In such event, the Securities shall be repaid at a price equal to the principal amount hereof, plus accrued interest and Additional Amounts, if any. The Holders of Securities of this series desiring to be repaid must deliver
(1) this Security with the "Option to Elect Repayment" duly signed and completed, or (2) such other documentation as may be provided by the Indenture, to the Trustee at the Place of Payment not earlier than 60 days nor later than 30 days prior to the Repayment Date. Bearer Securities must be surrendered together with all Coupons appertaining thereto that mature after the Repayment Date, except as otherwise provided in the Indenture.

         In the event of redemption, exchange, repayment or conversion of this Security in part only, a new Security or Securities for the unredeemed, unexchanged, unrepaid or unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof as set forth in the Indenture.

         The Place of Payment, place of registration of transfer and exchange and the Place of Conversion for the Registered Securities and the Guarantees endorsed thereon, shall be the Borough of Manhattan, The City of New York, and the Corporate Trust Office of the Trustee shall be the Company's and the Guarantor's Office or Agency in the Borough of Manhattan, The City of New York for such purpose. The Places of Payment and Places of Conversion for the Bearer Securities and the Guarantees endorsed thereon, shall be London, England and Luxembourg, and the offices of the Trustee in London and Luxembourg shall be the Offices or Agencies for such purpose and the offices of the Trustee in London and Luxembourg shall be the Company's and the Guarantor's Paying Agent in London and Luxembourg, respectively.

         The Trustee initially shall be the Security Registrar, one of the Authenticating Agents, the Paying Agent and the Conversion Agent. The Trustee presently has its Corporate Trust Office at Four Albany Street, 4th Floor, New York, NY 10006, its Office in London at 1 Appold Street, Broadgate, London, EC2A 2HE, England, and its Office in Luxembourg at 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg. The Company and the Guarantor may subsequently appoint an Office or Agency in addition to or other than the Borough of Manhattan, The City of New York with respect to the Registered Securities and London, England and Luxembourg with respect to the Bearer Securities.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional (except as to the specific subordination provisions contained in Article Seventeen of the Indenture), to pay the principal of, premium, if any, interest and Additional Amounts, if any, on this Security at the times, places and rates, and in the coin or currency, herein prescribed.

         No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in such Commonwealth except that the rights, protections, obligations, indemnities and immunities of the Trustee under the Indenture and the Securities shall be governed by the laws of the State of New York, without regard to the principles of conflicts of laws of either state.

                                   GUARANTEE

         For value received, Thermo Electron Corporation, a corporation organized under the laws of the State of Delaware (herein called the "Guarantor," which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of the Trustee and such Holder the due and punctual payment of the principal of, premium, if any, and interest and Additional Amounts, if any, on such Security, any other amount due and payable pursuant to the terms of the Indenture and the due and punctual payment of the sinking fund or analogous payments referred to therein if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, according to the terms thereof and of the Indenture. In case of the failure of Thermo Instrument Systems Inc., a corporation organized under the laws of Delaware (herein called the "Company," which term includes any successor corporation under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or Additional Amounts, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), irrespective of, and shall be unaffected by, any invalidity, subordination, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Security and this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of, premium, if any, and interest, and Additional Amounts, if any, on such Security, or default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

         The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the
                                               --------  -------
Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest and Additional Amounts, if any, on all Securities issued under such Indenture shall have been paid in full.

         Claims under this Guarantee are, to the extent provided in the Indenture, subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his, her or its attorney-in-fact for any and all such purposes.

         No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), of the due and punctual payment of principal, premium (if any), and interest and Additional Amounts, if any, on the Security upon which this Guarantee is endorsed.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under such Indenture.

         All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

         This Guarantee shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts, and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal and dated the date on the face hereof.

                                            THERMO ELECTRON CORPORATION


Attest:______________________________       By: ________________________________

                                            Title: _____________________________

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  _______________________                   BANKERS TRUST COMPANY,
                                                  as Trustee



                                                  By: __________________________
                                                      Authorized Officer

                                TRANSFER NOTICE


FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto______________________________________________________________
______________________________________________________________________________
whose taxpayer identification number is _____________________ and whose address including postal/zip code is _____________________________________ the within
Security and all rights thereunder, hereby irrevocably constituting and appointing _____________________________ attorney-in-fact to transfer said Security on the books of the Security Registrar with full power of substitution in the premises.


Dated:___________________                            Name:______________________

                                                     By:________________________

                                                     Title:_____________________

                                                     NOTICE: The signature of
                                                     the Holder to this
                                                     assignment must correspond
                                                     with the name as written
                                                     upon the face of the within
                                                     instrument in every
                                                     particular, without
                                                     enlargement or any change
                                                     whatsoever.

                                                     SIGNATURE GUARANTEED

                                                     ___________________________

                               CONVERSION NOTICE



         The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S. $1,000 below designated), into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:------------------------------         ---------------------------------
                                                         Signature
                                             [MUST BE GUARANTEED IF STOCK
                                             OR SECURITIES ARE TO BE ISSUED IN
                                             A NAME OTHER THAN THE  REGISTERED
                                             HOLDER OF THE SECURITY]


------------------------------------
               Name

------------------------------------
               Address

------------------------------------
Social Security or other Taxpayer
Identification Number, if any

If shares or Registered Securities are to    If only a portion of the
be registered in the name of a Person        Securities is to be converted,
other than the Holder, print such            please please indicate:
Person's name and address:


                                             1. Principal amount to be
                                                converted:

                                             U.S. $___________________

_______________________________              2.  Principal amount and
           Name                                  denomination of Registered
                                                 Securities representing
                                                 unconverted principal amount
                                                 to be issued.
_______________________________
           Address
                                             Amount:  U.S.$_________________
_______________________________
Social Security or other Taxpayer            Denominations:
Identification Number, if any                U.S.$__________
                                             (any integral multiple of U.S.
                                             $1,000)

_______________________________

                           OPTION TO ELECT REPAYMENT
                            UPON A REPAYMENT EVENT


To:      Thermo Instrument Systems Inc.

         The undersigned owner of this Security hereby acknowledges receipt of a notice from Thermo Instrument Systems Inc.(the "Company") as to the occurrence of a Repayment Event with respect to the Common Stock of the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Repayment Price (or the relevant percentage thereof), together with accrued interest to such date (except if the Repayment Date shall be an Interest Payment Date), to the holder hereof.


Dated: ________________________


                                                 _______________________________
                                                 Signature*(s)

                                                 Name: _______________________
                                                 Address:_____________________
                                                         _____________________
                                                 [* Signature Guarantee
                                                 Required]

                                                 Principal amount to be repaid
                                                 (if less than all):

                                                 $__________

                                                 NOTICE: If this Security is
                                                 issued in registered form, the
                                                 above signatures of the
                                                 holder(s) hereof must
                                                 correspond with the name as it
                                                 appears in the Security in
                                                 every particular without
                                                 alteration or enlargement or
                                                 any change whatever.


____________________________
Social Security or Other
Taxpayer Identification Number

                                                                    EXHIBIT B

                (FORM OF FACE OF REGISTERED GLOBAL SECURITIES)

Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York to the issuer or its agent for registration of transfer, exchange or payment, and such Security issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this Security is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

                        THERMO INSTRUMENT SYSTEMS INC.
                    (Incorporated in the State of Delaware)


                 4% CONVERTIBLE SUBORDINATED GLOBAL DEBENTURE
                             DUE JANUARY 15, 2005
                     GUARANTEED ON A SUBORDINATED BASIS BY
                          THERMO ELECTRON CORPORATION
                    (Incorporated in the State of Delaware)

No. R-________________

Cusip: 883559AE6
      ________________

     Thermo Instrument Systems Inc., a Delaware corporation (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of _______ Dollars (or any other amounts as are endorsed on the Schedule of Adjustments hereto) plus any premium, if any, on January 15, 2005 (the "Stated Maturity") upon the presentation and surrender hereof or, at the option of the Company, in whole or in part at any time on or after January 15, 2001, upon notice as described in the Indenture and to pay interest thereon from January 21, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing July 15, 1998, at the rate of 4% per annum, and Additional Amounts, if any, until the principal hereof is paid or duly provided for. The interest and Additional Amounts, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest

Payment Date at the Office or Agency of the Company maintained for such purpose; provided, however, that such interest may be paid, at the Company's
         --------  -------
option, by mailing a check to such Holder at its registered address or by transfer of funds to an account maintained by such Holder within the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All payments hereunder shall be made in United States Dollars.

     Subject to the applicable provisions of the Indenture, the aggregate principal amount represented by this global Security may be decreased to reflect exchanges or partial conversions, redemptions or repayments, by endorsing the Schedule of Adjustments hereto, and the principal amount hereof shall be deemed to be decreased for all purposes by the amount so exchanged, converted, redeemed or repaid, as applicable.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

Dated:  January __, 1998                     THERMO INSTRUMENT SYSTEMS INC.

                                             By:_______________________
Attest:                                          [Name]
                                                 [Title]
_______________________________
Secretary

[SEAL]


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  BANKERS TRUST COMPANY,
                                                  as Trustee


                                                  By:________________________
                                                      Authorized Officer

               (FORM OF REVERSE OF REGISTERED GLOBAL SECURITIES)

                        THERMO INSTRUMENT SYSTEMS INC.


     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the "Indenture") by the Company, as issuer, and Thermo Electron Corporation, as guarantor (herein called the "Guarantor," which term includes any successor corporation under the Indenture), to Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and any Coupons appertaining thereto, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof and the aggregate principal amount of the Securities to be issued under such series is limited to $250,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). The Guarantor has unconditionally guaranteed on a subordinated basis the payment of principal, premium, if any, and interest on the Securities. The Holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the office of the Paying Agents appointed by the Company. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Securities are issuable as bearer securities (the "Bearer
Securities"), with interest Coupons attached, in the denominations of U.S. $1,000 and U.S. $10,000, and as registered securities (the "Registered Securities"), without Coupons, in denominations of U.S. $1,000 and integral multiples thereof, except as otherwise provided in or pursuant to the Indenture. The Registered Securities, and transfers thereof, shall be registered as provided in the Indenture. The holder of any Bearer Security or any Coupon appertaining thereto and the registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security or Coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon. Bearer Securities may be exchanged for Registered Securities as set forth in the Indenture. Registered Securities may not be exchanged for Bearer Securities.

     The Securities are general, unsecured obligations of the Company, subordinated in right of payment to the prior payment in full of all existing and future Senior Indebtedness of the Company to the extent set forth in Article Seventeen of the Indenture. There are no restrictions herein on other indebtedness or securities which may be incurred or issued by the Company or the Guarantor.

     Additional Amounts shall be payable on the Securities as set forth in the Indenture.

     If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     Subject to the terms of the Indenture, the Securities are convertible at any time prior to Maturity at an initial Conversion Price of $35.65 per share, subject to adjustment as provided in the Indenture. Accrued interest from the immediately preceding Interest Payment Date until the Conversion Date will be paid within five Business Days after the Conversion Date. In case this Security, or a portion thereof, is called for redemption, or is delivered for repayment, the conversion right in respect of this Security or a portion thereof so called and delivered shall expire on the close of business on the fifth Business Day preceding the Redemption Date or the second Business Day preceding a repayment on the Repayment Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repayment, as the case may be. To convert this Security, the Holder must surrender this Security, duly endorsed or assigned to the Company, at any applicable Place of Conversion, accompanied by a duly signed conversion notice. Bearer Securities surrendered for conversion must be surrendered together with all Coupons appertaining thereto that mature after the Conversion Date, except as otherwise provided in the Indenture.

     The Securities are subject to redemption at any time on or after January 15, 2001, as a whole or in part, at the option of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date as provided in the Indenture. Notice of redemption will be given to Holders of Securities, not less than 20 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture. Subject to the terms of the Indenture, if as a result of a Tax Law Change the Company has or will become obligated to pay to the Holder of any Tax Affected Security Additional Amounts, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date therefor, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable.

     Subject to the terms of the Indenture, the Securities are subject to repayment at the option of the Holder thereof, in whole or in part, on the Repayment Date, if the Common Stock (or other equity securities into which this Security is then convertible) is neither listed for trading on a United States national securities exchange, the Nasdaq National Market nor approved for trading on an established automated over-the-counter trading market in the United States. In such event, the Securities shall be repaid at a price equal to the principal amount hereof, plus accrued interest and Additional Amounts, if any. The Holders of Securities of this series desiring to be repaid must deliver
(1) this Security with the "Option to Elect Repayment" duly signed and completed, or (2) such other documentation as may be provided by the Indenture, to the Trustee at the Place of Payment not earlier than 60 days nor later than 30 days prior to the Repayment Date. Bearer

Securities must be surrendered together with all Coupons appertaining thereto that mature after the Repayment Date, except as otherwise provided in the Indenture.

     The Place of Payment, place of registration of transfer and exchange and the Place of Conversion for the Registered Securities and the Guarantees endorsed thereon, shall be the Borough of Manhattan, The City of New York, and the Corporate Trust Office of the Trustee shall be the Company's and the Guarantor's Office or Agency in the Borough of Manhattan, The City of New York for such purpose. The Places of Payment and Places of Conversion for the Bearer Securities and the Guarantees endorsed thereon, shall be London, England and Luxembourg, and the offices of the Trustee in London and Luxembourg shall be the Offices or Agencies for such purpose and the offices of the Trustee in London and Luxembourg shall be the Company's and the Guarantor's Paying Agent in London and Luxembourg, respectively.

     The Trustee initially shall be the Security Registrar, one of the Authenticating Agents, the Paying Agent and the Conversion Agent. The Trustee presently has its Corporate Trust Office at Four Albany Street, 4th Floor, New York, NY 10006, its Office in London at 1 Appold Street, Broadgate, London, EC2A 2HE, England, and its Office in Luxembourg at 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg. The Company and the Guarantor may subsequently appoint an Office or Agency in addition to or other than the Borough of Manhattan, The City of New York with respect to the Registered Securities and London, England and Luxembourg with respect to the Bearer Securities.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional (except as to the specific subordination provisions contained in Article Seventeen of the Indenture), to pay the principal of, premium, if any, interest and Additional Amounts, if any, on this Security at the times, places and rates, and in the coin or currency, herein prescribed.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in such Commonwealth except that the rights, protections, obligations, indemnities and immunities of the Trustee under the Indenture and the Securities shall be governed by the laws of the State of New York, without regard to the principles of conflicts of laws of either state.

                            SCHEDULE OF ADJUSTMENTS

                                          Remaining           Notation
                Principal                 principal amount    made on
                amount                    following such      behalf of the
Date made       adjustment                adjustment          Trustee

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------       -----------------

--------------  --------------------      -------------      ------------------

-------------------------------------------------------------------------------

                                    GUARANTEE

     For value received, Thermo Electron Corporation, a corporation organized under the laws of the State of Delaware (herein called the "Guarantor," which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of the Trustee and such Holder the due and punctual payment of the principal of, premium, if any, and interest and Additional Amounts, if any, on such Security, any other amount due and payable pursuant to the terms of the Indenture and the due and punctual payment of the sinking fund or analogous payments referred to therein if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, according to the terms thereof and of the Indenture. In case of the failure of Thermo Instrument Systems Inc., a corporation organized under the laws of Delaware (herein called the "Company," which term includes any successor corporation under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or Additional Amounts, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), irrespective of, and shall be unaffected by, any invalidity, subordination, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Security and this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of, premium, if any, and interest, and Additional Amounts, if any, on such Security, or default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

     The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the
                                               --------  -------
Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest and Additional Amounts, if any, on all Securities issued under such Indenture shall have been paid in full.

     Claims under this Guarantee are, to the extent provided in the Indenture, subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his, her or its attorney-in-fact for any and all such purposes.

     No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), of the due and punctual payment of principal, premium (if any), and interest and Additional Amounts, if any, on the Security upon which this Guarantee is endorsed.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under such Indenture.

     All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

     This Guarantee shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts, and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal and dated the date on the face hereof.

                                             THERMO ELECTRON CORPORATION


Attest:______________________________        By: _____________________________

                                             Title: __________________________

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  _______________________              BANKERS TRUST COMPANY,
                                             as Trustee



                                             By: ______________________________
                                                       Authorized Officer

                                 TRANSFER NOTICE


FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
whose taxpayer identification number is _____________________ and whose address including postal/zip code is _____________________________________ the within
Security and all rights thereunder, hereby irrevocably constituting and appointing _____________________________ attorney-in-fact to transfer said Security on the books of the Security Registrar with full power of substitution in the premises.


Dated: __________________________      Name: ____________________________

                                       By: ______________________________

                                       Title: ___________________________

                                       NOTICE: The signature of the
                                       Holder to this assignment must
                                       correspond with the name as
                                       written upon the face of the
                                       within instrument in every
                                       particular, without enlargement
                                       or any change whatsoever.

                                       SIGNATURE GUARANTEED


                                       ____________________________________

                               CONVERSION NOTICE



     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S. $1,000 below designated), into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated: ___________________________          ___________________________________
                                                          Signature
                                            [MUST BE GUARANTEED IF STOCK
                                            OR SECURITIES ARE TO BE ISSUED
                                            IN A NAME OTHER THAN THE
                                            REGISTERED HOLDER OF THE
                                            SECURITY]

____________________________________
               Name

____________________________________
             Address

____________________________________
Social Security or other Taxpayer
Identification Number, if any

If shares or Registered Securities are     If only a portion of the Securities
to be registered in the name of a Person   is to be converted, please indicate:
other than the Holder, please print
such Person's name and address:            1. Principal amount to be converted:

                                           U.S. $___________________

_______________________________            2. Principal amount and denomination
            Name                              of Registered Securities
                                              representing unconverted
                                              principal amount to be issued.
_______________________________
           Address
                                           Amount:  U.S.$_________________
_______________________________
Social Security or other Taxpayer          Denominations:
Identification Number, if any              U.S.$__________
                                           (any integral multiple of
                                            U.S. $1,000)

_______________________________



                           OPTION TO ELECT REPAYMENT
                            UPON A REPAYMENT EVENT


To:  Thermo Instrument Systems Inc.

     The undersigned owner of this Security hereby acknowledges receipt of a notice from Thermo Instrument Systems Inc.(the "Company") as to the occurrence of a Repayment Event with respect to the Common Stock of the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Repayment Price (or the relevant percentage thereof), together with accrued interest to such date (except if the Repayment Date shall be an Interest Payment Date), to the holder hereof.


Dated: ________________________


                                              _______________________________
                                              Signature*(s)

                                              Name: ___________________________
                                              Address:_________________________

                                                 ______________________________
                                              [* Signature Guarantee Required]

                                              Principal amount to be repaid
                                              (if less than all):

                                              $__________________

                                              NOTICE: If this Security is
                                              issued in registered form, the
                                              above signatures of the
                                              holder(s) hereof must
                                              correspond with the name as it
                                              appears in the Security in
                                              every particular without
                                              alteration or enlargement or
                                              any change whatever.


_______________________________
Social Security or Other
Taxpayer Identification Number

                                                                     EXHIBIT C

               FORM OF CONVERTIBLE SUBORDINATED BEARER SECURITY
                              [Face of Security]

ANY UNITED STATES PERSON WHO HOLDS THIS SECURITY WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                         THERMO INSTRUMENT SYSTEMS INC.
                    (INCORPORATED IN THE STATE OF DELAWARE)


                     4% CONVERTIBLE SUBORDINATED DEBENTURE
                             DUE JANUARY 15, 2005
                     GUARANTEED ON A SUBORDINATED BASIS BY
                          THERMO ELECTRON CORPORATION
                    (INCORPORATED IN THE STATE OF DELAWARE)

NO. ____________                                                   $____________

          Thermo Instrument Systems Inc., a Delaware corporation (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender hereof the principal sum of $_______ United States Dollars plus any premium, if any, on January 15, 2005 (the "Stated Maturity") or, at the option of the Company, in whole or in part at any time on or after January 15, 2001, upon notice as described in the Indenture and to pay interest thereon from January 21, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing July 15, 1998, at the rate of 4% per annum, and Additional Amounts, if any, until the principal hereof is paid or duly provided for. The interest and Additional Amounts, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder surrendering the appropriate Coupon appertaining hereto. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Such payments (including premium, if any) shall be made in United States Dollars. The Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment that is located outside the United States where this Security and any Coupons appertaining hereto, and Guarantees with respect hereto, may be presented and surrendered for payment. Subject to the right of the Company (limited as provided in the Indenture) to change the location of any Office or Agency, the Place of Payment and Place of Conversion with respect to this Security shall be either at the London office of Bankers Trust Company located at 1 Appold Street, Broadgate, London, EC2A 2HE, England, at Bankers Trust

Luxembourg, S.A. located at 14 Boulevard, F.D. Roosevelt, L-2450 Luxembourg or at such other Offices or Agencies outside the United States as the Company may designate. Such payments shall be made by United States Dollar check drawn on a bank in the City of New York, or (at the option of the Company with the consent of the Paying Agent) by transfer to a United States Dollar account maintained by the Holder at a bank located outside the United States. Interest on this Security shall be paid only at an Office or Agency located outside the United States and, in the case of interest due on or before Maturity, only upon presentation and surrender at such an Office or Agency of the applicable interest Coupons hereto attached as they severally mature. No payment on this Security or any Coupon will be made at the Corporate Trust Office of the Trustee or any other Paying Agent maintained by the Company in the United States, nor will any payment be made by transfer to an account in the United States, except as may be permitted by United States tax laws and regulations in effect at the time of such payment without detriment to the Company. Notwithstanding the foregoing, payment of this Security and Coupons may be made at the Corporate Trust Office of the Trustee in the City of New York if full payment at all Paying Agents outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the indenture, or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

Dated: January __, 1998                     THERMO INSTRUMENT SYSTEMS INC.

                                            By:_______________________
Attest:                                        Name
                                               Title
_______________________________
Secretary

[SEAL]

                         CERTIFICATE OF AUTHENTICATION

  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              BANKERS TRUST COMPANY,
                              As Trustee

                                 BY:_____________________________
                                    Authorized Officer

                 (FORM OF FACE OF COUPON ON BEARER SECURITIES)

ANY UNITED STATES PERSON WHO HOLDS THIS SECURITY WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                         THERMO INSTRUMENT SYSTEMS INC.
                    (Incorporated in the State of Delaware)

                4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2005

                                              No:  _____________

                                              U.S.$____________

                                              Due:

          Unless the Security to which this Coupon appertains shall have been called for redemption or presented for repayment prior to the due date hereof and payment thereof duly provided for or shall have been converted, Thermo Instrument Systems Inc. (herein called the "Company") shall, subject to and in accordance with the terms and conditions of the Bearer Security and the Indenture dated as of January 15, 1998 by the Company, as issuer, and Thermo Electron Corporation, as guarantor, to Bankers Trust Company, as Trustee, pay to the bearer, on the date set forth herein upon surrender hereof, the amount shown hereon (together with any Additional Amounts in respect thereof which the Company may be required to pay according to the terms of said Indenture) at the offices of the Paying Agent set out on the reverse hereof or at such other places outside the United States as the Company may determine from time to time, by United States Dollar check drawn on a bank in the City of New York, or (at the option of the Company with the consent of the Paying Agent) by transfer to a United States Dollar account maintained by the bearer at a bank outside the United States, being one-half year's interest then payable on said Security.

                                              THERMO INSTRUMENT SYSTEMS INC.


                                              By:___________________________
                                                 Name:
                                                 Title:
Attest:

__________________________

                              [Reverse of Coupon]


Bankers Trust Company                         Bankers Trust Luxembourg, S.A.
1 Appold Street                               14 Boulevard, F.D. Roosevelt
Broadgate, London EC2A 2HE                    L-2450 Luxembourg
England

                     (FORM OF REVERSE OF BEARER SECURITIES)

                         THERMO INSTRUMENT SYSTEMS INC.


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 15, 1998 (herein called the "Indenture") by the Company, as issuer, and Thermo Electron Corporation, as guarantor (herein called the "Guarantor," which term includes any successor corporation under the Indenture), to Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and any Coupons appertaining thereto, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof and the aggregate principal amount of the Securities to be issued under such series is limited to $250,000,000 (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). The Guarantor has unconditionally guaranteed on a subordinated basis the payment of principal, premium, if any, and interest on the Securities. The Holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the office of the Paying Agent appointed by the Company. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Securities are issuable as bearer securities (the "Bearer Securities"), with interest Coupons attached, in the denominations of U.S. $1,000 AND U.S. $10,000, and as registered securities (the "Registered Securities"), without Coupons, in denominations of U.S. $1,000 and integral multiples thereof, except as otherwise provided in or pursuant to the Indenture. The Registered Securities, and transfers thereof, shall be registered as provided in the Indenture. The holder of any Bearer Security or any Coupon appertaining thereto and the registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security or Coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon. Bearer Securities may be exchanged for Registered Securities as set forth in the Indenture. Registered Securities may not be exchanged for Bearer Securities.

          The Securities are general, unsecured obligations of the Company, subordinated in right of payment to the prior payment in full of all existing and future Senior Indebtedness of the Company to the extent set forth in Article Seventeen of the Indenture. There are no restrictions herein on other indebtedness or securities which may be incurred or issued by the Company or the Guarantor.

          The Securities have been approved for listing on the American Stock Exchange (the "AMEX"). Contracts for Securities traded on the AMEX must be settled in Registered Securities.

          Additional Amounts shall be payable on the Securities as set forth in the Indenture.

          If an Event of Default, as defined in the indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          Subject to the terms of the Indenture, the Securities are convertible at any time prior to Maturity at an initial Conversion Price of $35.65 per share, subject to adjustment as provided in the Indenture. Accrued interest from the immediately preceding Interest Payment Date until the Conversion Date will be paid within five Business Days after the Conversion Date. In case this Security, or a portion thereof, is called for redemption, or is delivered for repayment, the conversion right in respect of this Security or a portion thereof so called and delivered shall expire on the close of business on the fifth Business Day preceding the Redemption Date or the second Business Day preceding a repayment on the Repayment Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repayment, as the case may be. To convert this Security, the Holder must surrender this Security, duly endorsed or assigned to the company, at any applicable place of conversion, accompanied by a duly signed conversion notice. Bearer Securities surrendered for conversion must be surrendered together with all Coupons appertaining thereto that mature after the Conversion Date, except as otherwise provided in the Indenture.

          The Securities are subject to redemption at any time on or after January 15, 2001, as a whole or in part, at the option of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date as provided in the Indenture. Notice of redemption will be given to Holders of Securities, not less than 20 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture. Subject to the terms of the indenture, if as a result of a Tax Law Change the Company has or will become obligated to pay to the Holder of any Tax Affected Security Additional Amounts, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date therefor, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable.

          Subject to the terms of the Indenture, the Securities are subject to repayment at the option of the Holder thereof, in whole or in part, on the Repayment Date, if the Common Stock (or other equity securities into which this Security is then convertible) is neither listed for trading on a United States national securities exchange, the Nasdaq National Market nor approved for trading on an established automated over-the-counter trading market in the United States. In such event, the Securities shall be repaid at a price equal to the principal amount hereof, plus accrued interest and Additional Amounts, if any. The Holders of Securities of this series desiring to be repaid must deliver (1) this Security with the "Option to Elect Repayment" duly signed and completed, or (2) such other documentation as may be provided by the Indenture, to the Trustee at the Place of Payment not earlier than 60 days nor later than 30 days prior to the Repayment Date. Bearer Securities must be surrendered together with all Coupons appertaining thereto that mature after the Repayment Date, except as otherwise provided in the Indenture.

     In the event of redemption, exchange, repayment or conversion of this Security in part only, a new Security or Securities for the unredeemed, unexchanged, unrepaid or unconverted portion hereof shall be issued to the Holder hereof upon the cancellation hereof as set forth in the Indenture.

     The Place of Payment, place of registration of transfer and exchange and the Place of Conversion for the Registered Securities and the Guarantees endorsed thereon, shall be the Borough of Manhattan, The City of New York, and the Corporate Trust Office of the Trustee shall be the Company's and the Guarantor's Office or Agency in the Borough of Manhattan, The City of New York for such purpose. The Places of Payment and Places of Conversion for the Bearer Securities and the Guarantees endorsed thereon, shall be London, England and Luxembourg, and the offices of the Trustee in London and Luxembourg shall be the Offices or Agencies for such purpose and the offices of the Trustee in London and Luxembourg shall be the Company's and the Guarantor's Paying Agent in London and Luxembourg, respectively.

     The Trustee initially shall be the Security Registrar, one of the Authenticating Agents, the Paying Agent and the Conversion Agent. The Trustee presently has its Corporate Trust Office at Four Albany Street, 4th floor, New York, NY 10006, its Office in London at 1 Appold Street, Broadgate, London, EC2A 2HE, England and its Office in Luxembourg at 14 Boulevard, F.D. Roosevelt, L-2450 Luxembourg. The Company and the Guarantor may subsequently appoint an Office or Agency in addition to or other than the Borough of Manhattan, The City of New York with respect to the Registered Securities and London, England and Luxembourg with respect to the Bearer Securities.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities issued under the Indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, on behalf of the Holders of all such Securities, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Securities of any series to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and other Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional (except as to the specific subordination provisions contained in Article Seventeen of the Indenture), to pay the principal of, premium, if any, interest and Additional Amounts, if any, on this Security at the times, places and rates, and in the coin or currency, herein prescribed.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in such Commonwealth except that the rights, protections, obligations, indemnities and immunities of the Trustee under the Indenture and the Securities shall be governed by the laws of the State of New York, without regard to the principles of conflicts of laws of either state.

                                   GUARANTEE

     For value received, Thermo Electron Corporation, a corporation organized under the laws of the State of Delaware (herein called the "Guarantor," which
                                                            ---------
term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of the Trustee and such Holder the due and punctual payment of the principal of, premium, if any, and interest and Additional Amounts, if any, on such Security, any other amount due and payable pursuant to the terms of the Indenture and the due and punctual payment of the sinking fund or analogous payments referred to therein if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, according to the terms thereof and of the Indenture. In case of the failure of Thermo Instrument Systems Inc., a corporation organized under the laws of Delaware (herein called the "Company," which term includes any successor
                                     -------
corporation under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or Additional Amounts, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), irrespective of, and shall be unaffected by, any invalidity, subordination, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Security and this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of, premium, if any, and interest, and Additional Amounts, if any, on such Security, or default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

     The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the
                                               --------  -------
Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest and Additional Amounts, if any, on all Securities issued under such Indenture shall have been paid in full.

     Claims under this Guarantee are, to the extent provided in the Indenture, subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his, her or its attorney-in-fact for any and all such purposes.

     No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), of the due and punctual payment of principal, premium (if any), and interest and Additional Amounts, if any, on the Security upon which this Guarantee is endorsed.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under such Indenture.

     All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

     This Guarantee shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts, and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal and dated the date on the face hereof.

                                    THERMO ELECTRON CORPORATION


Attest:_______________________      By:________________________________


                                    Title: ____________________________

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    BANKERS TRUST COMPANY,
                                    as Trustee



                                    By: ______________________________
                                        Authorized Officer

                               CONVERSION NOTICE


     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S. $1,000 below designated) into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to the undersigned unless a different name has been indicated below. The address for payment of any such check must be outside the United States. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated: __________________                        ______________________________
                                                 Signature


If shares are to be registered in the name of    HOLDER
and delivered to a Person other than the
Holder, please print such Person's name and      Please print name and address
address:                                         of Holder



_____________________________________          _________________________________
             Name                                         Name

_____________________________________          _________________________________
             Address                                      Address

_____________________________________          _________________________________


_____________________________________          _________________________________


_____________________________________          _________________________________
Social Security or other Taxpayer              Social Security or other Taxpayer
Identification Number, if any                  Identification Number, if any

 Name and address (outside the United    If only a portion of the Securities
 States) to where any check referred     is to be converted, please indicate:
 to in the first paragraph of this
 Conversion Notice should be mailed:     1.  Principal amount to be converted:
                                             U.S.  $______________
______________________________________   2.  Principal amount and denomination
Name                                         of Bearer Securities representing
                                             unconverted principal amount to
                                             be issued:
______________________________________       Amount:  U.S. $_________________
Address                                  Denominations:  U.S. $________________
                                         (any integral multiple of U.S. $1,000)

                           OPTION TO ELECT REPAYMENT
                             UPON A REPAYMENT EVENT


To:  Thermo Instrument Systems Inc.

     The undersigned owner of this Security hereby acknowledges receipt of a notice from Thermo Instrument Systems Inc. (the "Company") as to the occurrence of a Repayment Event with respect to the Common Stock of the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Repayment Price (or the relevant percentage thereof), together with accrued interest to such date (except if the Repayment Date shall be an Interest Payment Date), to the holder hereof.


Dated: ________________________


                            ________________________________
                            Signature

                            Name: __________________________
                            Address:_________________________
                                    _________________________
                                Principal amount to be repaid
                            (if less than all):

                            $__________



_____________________________
Social Security or Other
Taxpayer Identification Number

                                                                     EXHIBIT D




         ANY UNITED STATES PERSON WHO HOLDS THIS SECURITY WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

         THIS SECURITY IS A TEMPORARY GLOBAL SECURITY, WITHOUT COUPONS OR CONVERSION RIGHTS, EXCHANGEABLE FOR DEFINITIVE BEARER SECURITIES WITH INTEREST COUPONS OR REGISTERED SECURITIES WITHOUT INTEREST COUPONS. THE RIGHTS ATTACHING TO THIS GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST OR ANY PAYMENTS HEREON EXCEPT PURSUANT TO THE PROVISIONS HEREOF.

                        THERMO INSTRUMENT SYSTEMS INC.
                    (Incorporated in the State of Delaware)


                4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2005
                     GUARANTEED ON A SUBORDINATED BASIS BY
                          THERMO ELECTRON CORPORATION
                    (Incorporated in the State of Delaware)

                       TEMPORARY GLOBAL BEARER DEBENTURE

         Thermo Instrument Systems Inc., a Delaware corporation (herein referred to as the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to bearer upon presentation and surrender of this global Security the principal sum of $____________ United States Dollars plus any premium, if any, on January 15, 2005 and to pay interest thereon from January 21, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year, commencing July 15, 1998, at the rate of 4% per annum, and Additional Amounts, if any, until the principal hereof is paid or duly provided for; provided, however, that interest, Additional Amounts, if any, and any other payments on this global Security shall be payable only after the issuance of the definitive Securities for which this global Security is exchangeable and, in the case of definitive Securities in bearer form, only upon presentation and surrender (at an Office or Agency located outside the United States, except as otherwise provided in the Indenture referred to below) of the appropriate Coupons appertaining thereto.

         This global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued and to be issued in one or more series under the

Indenture, dated as of January 15, 1998 (the "Indenture") by the Company and Thermo Electron Corporation, as guarantor, to Bankers Trust Company, as Trustee (the "Trustee", which term includes any successor Trustee under the Indenture). This global Security is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the Holder hereof for definitive Securities in bearer form, with interest Coupons attached, commencing on the date 40 days after the later of (i) the first closing date relating to the sale of the Securities or (ii) the date of the closing relating to the sale of the Securities acquired pursuant to the exercise of the over-allotment option granted by the Company to the Underwriters, upon certification, in the forms set forth as Exhibits D and E of the Indenture for such purpose, that the beneficial owner or owners of this global Security (or, if such exchange is only for a part of this global Security, of such part) are not United States persons or other persons who have purchased such Security for resale to United States persons. Definitive Securities in bearer form to be delivered in exchange for any part of this global Security shall be delivered only outside of the United States. This global Security will be exchangeable for definitive Securities in registered form at any time without the certification requirements set forth above; provided that such exchange is permitted by the rules and procedures then in effect of Cedel and Euroclear, and provided, further, that if and so long as Securities in registered form are represented solely by a permanent global Security in registered form, this global Security will only be exchangeable for an interest in the permanent global Security in registered form as set forth in the Indenture.

         Until exchanged in full for definitive Securities, this global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Indenture as definitive Securities authenticated and delivered thereunder, except that neither the Holder hereof nor the beneficial owners of this global Security shall be entitled to receive payment of interest or any other payments hereon, except as provided above, or to convert this global Security into shares of Common Stock of the Company or any other security, cash or other property.

         THIS GLOBAL SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, UNITED STATES OF AMERICA, EXCEPT THAT THE RIGHTS, PROTECTIONS, OBLIGATIONS, INDEMNITIES, AND IMMUNITIES OF THE TRUSTEE UNDER THIS GLOBAL SECURITY AND THE INDENTURE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS OF EITHER STATE.

         All terms used in this global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been manually executed by an authorized signatory of the Trustee, this global Security shall not be entitled to any benefit under the Indenture or valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this global Security to be duly executed under its facsimile corporate seal.

Dated: January __, 1998
                                    THERMO INSTRUMENT SYSTEMS INC.


                                    By:
                                       -----------------------------------------
                                      Name:
                                      Title:
Attest:

--------------------------
Secretary
[SEAL]

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                 BANKERS TRUST COMPANY,
                                                   as Trustee


                                                 By:
                                                    -------------------------
                                                    Authorized Officer

                                   GUARANTEE

         For value received, Thermo Electron Corporation, a corporation organized under the laws of the State of Delaware (herein called the "Guarantor," which term includes any successor corporation under this Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of the Trustee and such Holder the due and punctual payment of the principal of, premium, if any, and interest and Additional Amounts, if any, on such Security, any other amount due and payable pursuant to the terms of the Indenture and the due and punctual payment of the sinking fund or analogous payments referred to therein if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, according to the terms thereof and of the Indenture. In case of the failure of Thermo Instrument Systems Inc., a corporation organized under the laws of Delaware (herein called the "Company," which term includes any successor corporation under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or Additional Amounts, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), irrespective of, and shall be unaffected by, any invalidity, subordination, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Security and this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of, premium, if any, and interest, and Additional Amounts, if any, on such Security, or default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

         The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the
                                               --------  -------
Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest and Additional Amounts, if any, on all Securities issued under such Indenture shall have been paid in full.

         Claims under this Guarantee are, to the extent provided in the Indenture, subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his, her or its attorney-in-fact for any and all such purposes.

         No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional (except as to the specific subordination provisions contained in Article Eighteen of the Indenture), of the due and punctual payment of principal, premium (if any), and interest and Additional Amounts, if any, on the Security upon which this Guarantee is endorsed.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under such Indenture.

         All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

         This Guarantee shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts, and for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal and dated the date on the face hereof.

                                            THERMO ELECTRON CORPORATION


Attest:______________________________       By: ________________________________

                                            Title: _____________________________

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